UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

AZIO AI HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2026

AZIO AI HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
7510 Ardmore Street Houston, TX	77054
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	AZIO	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Azio AI Holdings, Inc., a Delaware corporation (the “Company”), the Company’s stockholders approved the Azio AI Holdings, Inc. 2026 Equity Incentive Plan (the “2026 Plan”), which the Board of Directors of the Company (the “Board”) previously approved on July 2, 2026, subject to stockholder approval. As a result, the 2026 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2026 Plan is set forth under the heading “Proposal 6: Approval of the Azio AI Holdings, Inc. 2026 Equity Incentive Plan” contained in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on October 9, 2026, as supplemented by the supplement filed with the SEC on November 6, 2026 (the “Proxy Statement”). Any employees (including executive officers), directors and consultants of the Company and its subsidiaries are eligible to receive awards under the 2026 Plan. The foregoing description of the 2026 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2026 Plan, a copy of which is filed as Appendix E to the Proxy Statement and is incorporated herein by reference.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On November 13, 2026, the Company reconvened and held the Annual Meeting, which was originally convened on November 2, 2026, and adjourned to November 13, 2026, due to a lack of quorum. As of the close of business on September 10, 2026, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”), there were 17,357,848 shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. Holders of 9,401,687.72 shares of Common Stock (representing 54.2% of the shares of Common Stock outstanding on the Record Date) were present virtually or represented by proxy at the Annual Meeting on November 13, 2026, constituting a quorum. The proposals presented at the Annual Meeting are described in detail in the Proxy Statement.

As described in further detail below, each of Proposals 1, 2, 3, 5, 6 and 7 was approved by the Company’s stockholders. In accordance with the approval of Proposal 7, the Annual Meeting was adjourned with respect to only Proposal 4, which concerns the approval, in accordance with Listing Rules 5635(a) and 5635(b) of The Nasdaq Stock Market LLC (“Nasdaq”), of the issuance of shares of Common Stock upon conversion of the Company’s Series A Non-Voting Convertible Preferred Stock (the “Conversion Proposal”), because the Company’s initial listing application required by Nasdaq Listing Rule 5110(a) has not yet been approved. The polls on the Conversion Proposal were not closed at the Annual Meeting, and the Annual Meeting will be reconvened only with respect to the Conversion Proposal on December 4, 2026, at 9:00 a.m., Pacific Time (the “Adjourned Annual Meeting”), as a virtual meeting at HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/AZIO2026AGM.

The record date for determining stockholders entitled to vote on the Conversion Proposal at the Adjourned Annual Meeting remains the close of business on September 10, 2026. Stockholders may cast their votes on the Conversion Proposal by visiting https://www.iproxydirect.com/aazio before the Adjourned Annual Meeting or HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/AZIO2026AGM during the Adjourned Annual Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote on the Conversion Proposal do not need to take any action. During the period of the adjournment, the Company will continue to solicit votes from its stockholders with respect to the Conversion Proposal for the Adjourned Annual Meeting.

The Company encourages all stockholders of record who have not yet voted on the Conversion Proposal to do so by December 3, 2026, at 8:59 p.m., Pacific Time. Notwithstanding the foregoing, any votes on the Conversion Proposal that are properly received before the close of voting at the Adjourned Annual Meeting on December 4, 2026, will be accepted.

At the Annual Meeting, the stockholders of the Company voted on Proposals 1, 2, 3, 5, 6 and 7 as described in the Proxy Statement. The results for each such matter voted on by the stockholders during the Annual Meeting are set forth below:

Proposal 1

The Company’s stockholders elected the following nominee to serve as a Class III director on the Board to hold office for a three-year term expiring at the Company’s 2029 Annual Meeting of Stockholders or until his successor has been duly elected and qualified or until his earlier resignation, removal or death, as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Larry G. Paige II	7,900,054.72	116,180.00	1,385,453.00

Proposal 2

The Company’s stockholders approved the proposal to ratify the appointment of TAAD LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,400,180.72	1,457.00	50.00	—

Proposal 3

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers in fiscal year 2025, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,508,690.72	505,674.00	1,870.00	1,385,453.00

Proposal 5

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Board, a reverse stock split at a ratio in the range of 1-for-15 to 1-for-30 with the final ratio to be determined at the discretion of the Board:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,181,625.72	218,483.00	1,579.00	—

Proposal 6

The Company’s stockholders approved the Azio AI Holdings, Inc. 2026 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,499,757.72	484,500.00	31,977.00	1,385,453.00

Proposal 7

The Company’s stockholders approved the adjournment of the Annual Meeting with respect to one or more of the proposals to a later date or dates, if necessary or appropriate, as determined by the Chairman of the Board, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any such proposals at the Annual Meeting or if the Company’s initial listing application required by Nasdaq Listing Rule 5110(a) has not yet been approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,199,844.72	143,760.00	58,083.00	—

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the Adjourned Annual Meeting. The Company previously filed the Proxy Statement with the SEC on October 9, 2026, and supplemented the Proxy Statement with the supplement filed with the SEC on November 6, 2026. BEFORE MAKING ANY VOTING DECISIONS, SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ADJOURNED ANNUAL MEETING. The Proxy Statement has been mailed to stockholders who are entitled to vote at the Adjourned Annual Meeting. No changes have been made to the proposal to be voted on by stockholders at the Adjourned Annual Meeting. The Proxy Statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in respect of the Adjourned Annual Meeting. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on April 13, 2026, and in subsequent Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, was also included in the Proxy Statement. You may obtain free copies of these documents as described above.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events, expectations or actions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include the Company’s ability to obtain Nasdaq’s approval of its initial listing application, market conditions and other risks detailed in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequent periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZIO AI HOLDINGS, INC.

Date: November 13, 2026	By:	/s/ Jason Maddox
Jason Maddox
Chief Financial Officer